UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois     60062

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(Address of Principal Executive Offices)   (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.       Entry into a Material Definitive Agreement

As of May 17, 2011, the Registrant entered into a stock purchase agreement (the “SPA”) with White Mountains Holdings (Luxembourg) S.à r.l. (“White Mountains Holdings”), a wholly owned subsidiary of White Mountains Insurance Group, Ltd. (“White Mountains”).  Under the terms of the SPA, the Registrant has agreed to acquire all of the shares of two wholly owned subsidiaries of White Mountains Holdings, White Mountains, Inc. (“WMI”) and Answer Financial Inc. (“AFI”), for cash equal to $700 million plus the consolidated and combined tangible book value of WMI and AFI on the closing date of the transaction.

WMI, together with its direct or indirect subsidiaries, operates the Esurance insurance business.  AFI, together with its direct or indirect subsidiaries, operates the Answer Financial agency business.  WMI also owns Guilford Holdings, Inc. and its subsidiaries, which are not being sold to the Registrant as part of the transaction.  At or prior to the closing, White Mountains Holdings will transfer Guilford Holdings, Inc. and its subsidiaries to another subsidiary of White Mountains.

The SPA contains customary representations and warranties as well as covenants by each of the parties.  The Registrant and White Mountain Holdings each has agreed to indemnify the other for breaches or inaccuracies of representations, warranties, and covenants as well as for certain other specified matters.

The transaction is expected to close in the fall of 2011.  The closing of the transaction is subject to receipt of insurance regulatory approvals, continued availability of select senior management, and satisfaction of other customary closing conditions.

The SPA has been filed herewith as Exhibit 10.1, and the description set forth above is qualified in its entirety by the full terms and conditions of the SPA.

Also as of May 17, 2011, White Mountains entered into a guaranty agreement in favor of the Registrant, (the “Guaranty”).  Under the terms of the Guaranty, White Mountains has among other things guaranteed to the Registrant the performance by White Mountains Holdings of all of its and certain of its affiliates’ obligations under the SPA and the ancillary agreements referred to in the SPA.

The Guaranty has been filed herewith as Exhibit 10.2, and the description set forth above is qualified in its entirety by the full terms and conditions of the Guaranty.

Section 9 – Financial Statements and Exhibits

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1

Stock Purchase Agreement, dated as of May 17, 2011, between White Mountains Holdings (Luxembourg) S.à r.l. and The Allstate Corporation (Certain schedules and exhibits to the Stock Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit.)

10.2	Guaranty Agreement, dated as of May 17, 2011, by White Mountains Insurance Group, Ltd. in favor of The Allstate Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
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		Name:	Jennifer M. Hager
		Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: May 23, 2011